Exhibit 99.1

LifeMD Provides Initial FY2022 Guidance and Announces Preliminary

FY2021 Revenues

Total FY2022 revenue anticipated to be in the range of $142 to $148 million

Remains on track to achieve Adjusted EBITDA profitability by Q4 2022

Reports preliminary fourth quarter revenue of $27.4 million and FY2021 consolidated revenue of $92.9 million, +149% vs. year-ago period

NEW YORK, Jan. 19, 2022 - LifeMD, Inc. (“the Company”) (NASDAQ: LFMD) today announced initial FY2022 revenue guidance of $142 to $148 million and reaffirmed previous guidance of achieving Adjusted EBITDA profitability by the fourth quarter of 2022. The Company also announced fourth quarter unaudited revenues of $27.4 million and FY2021 unaudited revenues of $92.9 million, representing year-over-year growth of 149% with continued sequential improvement in fourth quarter Adjusted EBITDA.

“We are very pleased about our strong finish to 2021 and the continued growing demand for our telehealth products and services,” said Justin Schreiber, CEO of LifeMD. “2022 should prove to be an even stronger year as our momentum and strength accelerates from the launch of our LifeMD Virtual Primary Care Platform and our recent acquisition of Cleared. We continue to explore new areas of clinical opportunity and currently anticipate FY 2022 revenues to be in the range of $142 to $148 million.”

LifeMD CFO Marc Benathen added, “In addition to aggressively growing our revenues, we’re achieving excellent progress in continuing to drive sequential improvements in Adjusted EBITDA and meaningfully reducing cash burn. We’re also pleased to see the continued strength of our subscription revenue. Thanks to our strong focus on unit economics, we remain on track to achieve Adjusted EBITDA profitability by the fourth quarter of 2022 and believe we have more than ample liquidity to do so while achieving aggressive top-line growth goals.”

FY2022 Guidance

Total Revenue:	$142-148 Million
Adjusted EBITDA:	($14M)-($20M)

Q1 2022 Guidance

Total Revenue:	$30-32 Million
Adjusted EBITDA:	($6.5M)-($7.5M)

About LifeMD

LifeMD is a 50-state direct-to-patient telehealth company with a portfolio of brands that offer virtual primary care, diagnostics, and specialized treatment for men’s and women’s health, allergy & asthma, and dermatological issues. By leveraging its proprietary technology platform, 50-state medical group, and nationwide mail-order pharmacy network, LifeMD is increasing access to amazing healthcare that is affordable to everyone. To learn more, go to LifeMD.com.

Cautionary Note Regarding Forward Looking Statements

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended; Section 21E of the Securities Exchange Act of 1934, as amended; and the safe harbor provision of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this news release may be identified by the use of words such as: “believe,” “expect,” “anticipate,” “project,” “should,” “plan,” “will,” “may,” “intend,” “estimate,” predict,” “continue,” and “potential,” or, in each case, their negative or other variations or comparable terminology referencing future periods. Examples of forward-looking statements include, but are not limited to, statements regarding our financial outlook and guidance, short and long-term business performance and operations, future revenues and earnings, regulatory developments, legal events or outcomes, ability to comply with complex and evolving regulations, market conditions and trends, new or expanded products and offerings, growth strategies, underlying assumptions, and the effects of any of the foregoing on our future results of operations or financial condition.

Forward-looking statements are not historical facts and are not assurances of future performance. Rather, these statements are based on our current expectations, beliefs, and assumptions regarding future plans and strategies, projections, anticipated and unanticipated events and trends, the economy, and other future conditions, including the impact of any of the aforementioned on our future business. As forward-looking statements relate to the future, they are subject to inherent risk, uncertainties, and changes in circumstances and assumptions that are difficult to predict, including some of which are out of our control. Consequently, our actual results, performance, and financial condition may differ materially from those indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, “Risk Factors” identified in our filings with the Securities and Exchange Commission, including, but not limited to, our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and any amendments thereto. Even if our actual results, performance, or financial condition are consistent with forward-looking statements contained in such filings, they may not be indicative of our actual results, performance, or financial condition in subsequent periods.

Any forward-looking statement made in the news release is based on information currently available to us as of the date on which this release is made. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required under applicable law or regulation.

Company Contact

LifeMD, Inc.

Marc Benathen, CFO

marc@lifemd.com

Investor Relations Contact

Ashley Robinson

LifeSci Advisors, LLC

arr@lifesciadvisors.com